Exhibit 99.1
Pacific Premier Announces Securities Portfolio Repositioning

IRVINE, Calif.— (BUSINESS WIRE)—Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) ("Pacific Premier"), the holding company of Pacific Premier Bank (the “Bank,” and together with Pacific Premier, the “Company”), announced the Bank completed an investment securities portfolio repositioning. The Bank sold approximately $1.27 billion of available-for-sale securities consisting primarily of lower-yielding agency and mortgage-backed debt securities with an average yield of 1.34% for an estimated after-tax loss of approximately $182.3 million. The Company expects to deploy the net proceeds during the fourth quarter into a mix of cash and higher-yielding earning assets with an expected average yield of approximately 5.0%. The Company anticipates that the repositioning will contribute an incremental $50.4 million in net interest income on an annualized basis and will be neutral to tangible book value per share.

Steven R. Gardner, Chairman, Chief Executive Officer, and President of Pacific Premier, commented, “We elected to proactively reposition our securities portfolio during the fourth quarter, which we anticipate will provide significant earnings benefit as we enter 2024. We expect the repositioning will add approximately 26 basis points to our net interest margin and contribute approximately $37.1 million to annual net income in 2024.

“Through this securities portfolio repositioning, we have significantly improved the Company’s future earnings power, while simultaneously preserving our strong capital levels and further enhancing our liquidity. This is a logical step in our continued focus on optimizing our balance sheet and maintaining organizational flexibility so that we can capitalize on strategic opportunities to drive long-term shareholder value.”

Forward-Looking Statements:

The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates, liquidity, and the impact of acquisitions we have made or may make.

Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; our ability to attract and retain deposits and access to other sources of liquidity, particularly in a rising or high interest rate environment, and the quality and composition of our deposits; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective

Exhibit 99.1
management of the U.S. Federal budget or debt, or turbulence or uncertainty in domestic or foreign financial markets; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; possible impairment charges to goodwill, including any impairment that may result from increased volatility in our stock price; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; the transition away from USD LIBOR and related uncertainty as well as the risk and costs related to our adoption of Secured Overnight Financing Rate (“SOFR”); the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit-related impairments of securities held by us; changes in the level of our nonperforming assets and charge-offs; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of recent or future changes in the FDIC insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount, including any special assessments; changes in consumer spending, borrowing, and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or otherwise limit the level of repurchases of our common stock we may make from time to time pursuant to our stock repurchase program; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism, and/or military conflicts, including the war between Russia and Ukraine and the war in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including with respect to COVID-19, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and incidents, and related potential costs and risks, including reputation, financial and litigation risks; climate change, including the enhanced regulatory, compliance, credit, and reputational risks and costs; natural disasters, earthquakes, fires, and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).

The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

About Pacific Premier Bancorp, Inc.

Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) is the parent company of Pacific Premier Bank, a California-based commercial bank focused on serving small, middle-market, and corporate

Exhibit 99.1
businesses throughout the western United States in major metropolitan markets in California, Washington, Arizona, and Nevada. Founded in 1983, Pacific Premier Bank has grown to become one of the largest banks headquartered in the western region of the United States, with approximately $20 billion in total assets. Pacific Premier Bank provides banking products and services, including deposit accounts, digital banking, and treasury management services, to businesses, professionals, entrepreneurs, real estate investors, and nonprofit organizations. Pacific Premier Bank also offers a wide array of loan products, such as commercial business loans, lines of credit, SBA loans, commercial real estate loans, agribusiness loans, franchise lending, home equity lines of credit, and construction loans. Pacific Premier Bank offers commercial escrow services and facilitates 1031 Exchange transactions through its Commerce Escrow division. Pacific Premier Bank offers clients IRA custodial services through its Pacific Premier Trust division, which has approximately $17 billion of assets under custody and over 35,000 client accounts comprised of self-directed investors, financial institutions, capital syndicators, and financial advisors. Additionally, Pacific Premier Bank provides nationwide customized banking solutions to Homeowners’ Associations and Property Management companies. Pacific Premier Bank is an Equal Housing Lender and Member FDIC. For additional information about Pacific Premier Bancorp, Inc. and Pacific Premier Bank, visit our website: www.ppbi.com.

Contact:

Pacific Premier Bancorp, Inc.

Steven R. Gardner
Chairman, Chief Executive Officer, and President
949-864-8000

Ronald J. Nicolas, Jr.
Senior Executive Vice President and Chief Financial Officer
949-864-8000

Matthew J. Lazzaro
Senior Vice President, Director of Investor Relations
949-243-1082